Exhibit 10.1

                 FIFTH AMENDMENT TO SALE AND SERVICING AGREEMENT
                           (Hercules Funding Trust I)

         THIS FIFTH AMENDMENT TO THE SALE AND SERVICING AGREEMENT, dated as of March 30, 2007 (this "Amendment"), is entered into in donnection with that certain Sale and Servicing Agreement, dated as of August 1, 2005 (as amended, supplemented, restated or replaced from time to time, the "Sale and Servicing Agreement"), by and among Hercules Funding Trust 1, as the issuer (together with its successors and assigns in such capacity, the "Issuer"), Hercules Funding I, LLC, as the depositor (together with its successors and assigns in such capacity, the "Depositor"), Hercules Technology Growth Capital, Inc., as the originator (together with its successors and assigns in such capacity, the "Originator") and as the servicer (together with its successors and assigns in such capacity, the "Servicer"), U.S. Bank National Association, as the indenture trustee (together with its successors and assigns in such capacity, the "Indenture Trustee") and as the collateral custodian (together with its successors and assigns in such capacity, the "Collateral Custodian"), Lyon Financial Services, Inc, dlblal U.S. Bank Portfolio Services, as the backup servicer (together with its successors and assigns in such capacity, the "Backup Servicer") and Citigroup Global Markets Realty Corp., as the initial noteholder (together with its successors and assigns in such capacity, the "Initial Noteholder"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

                                    RECITALS

         WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, and, pursuant to and, in accordance with Section 11.02 thereof, the parties hereto desire to amend the Sale and Servicing Agreement in certain respects as provided herein;

         NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

         SECTION 1. AMENDMENT.

         The definition of "Facility Amount" in Section 1.1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

         "Facility Amount": On any date of determination (i) during the Revolving Period, an amount equal to $150,000,000 and (ii) after the end of the Revolving Period, an amount equal to $0.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein and shall not constitute a novation of the Sale and Servicing Agreement.

         SECTION 3. REPRESENTATIONS.

         Each of the Issuer, Originator, Depositor and Servicer represent and warrant as of the date of this Amendment as follows:

         (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

         (ii) the execution, delivery and performance by it of this Amendment are within its powers have been duly authorized, and do not violate
         {A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

         (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

         (iv)   this Amendment has been duly executed and delivered by it;

         (v) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and

         (vi) there is no Servicer Default, Event of Default or termination or optional termination, each as described in the Sale and Servicing Agreement.

         SECTION 4. CONDITIONS TO EFFECTIVENESS.

         The effectiveness of this Amendment is conditioned upon the delivery of executed signature pages by all pa 1.ies hereto.

         SECTION 5. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

         (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amencment.

         (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER, THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK}.

                  [Remainder of Page Intentionally Left Blank]

                                       3-

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respecaive officers thereunto duly authorized, as of the date first written above.


THE ISSUER                              HERCULES FUNDING TRUST I

                                        By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as Owner
                                        Trustee

                                        By: /s/ Jeanne M. Oller
                                            ------------------------------------
                                            Name:  Jeanne M. Oller
                                            Title: Senior Financial Services
                                                   Officer


DEPOSITOR:                              HERCULES FUNDING LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


THE ORIGINATOR                          HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
AND SERVICER:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


THE COLLATERAL CUSTODIAN AND            U.S. BANK NATIONAL ASSOCIATION
INDENTURE TRUSTEE:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respecaive officers thereunto duly authorized, as of the date first written above.

THE ISSUER:                             HERCULES FUNDING TRUST I

                                        By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as Owner
                                        Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


DEPOSITOR:                              HERCULES FUNDING I LLC

                                        By: /s/ Manuel A. Henriquez
                                           -------------------------------------
                                           Name:  Manuel A. Henriquez
                                           Title: CEO


THE ORIGINATOR                          HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
AND SERVICER:
                                        By: /s/ David M. Lund
                                            ------------------------------------
                                            Name:  David M. Lund
                                            Title: CFO


THE COLLATERAL CUSTODIAN AND            U.S. BANK NATIONAL ASSOCIATION
INDENTURE TRUSTEE:
                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respecaive officers thereunto duly authorized, as of the date first written above.

THE ISSUER:                             HERCULES FUNDING TRUST I

                                        By: Wilmington Trust Company, not in its
                                        individual capacity, but solely as Owner
                                        Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


DEPOSITOR:                              HERCULES FUNDING I LLC

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


THE ORIGINATOR                          HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
AND SERVICER:
                                        By:
                                            ------------------------------------
                                           Name:
                                           Title:


THE COLLATERAL CUSTODIAN AND            U.S. BANK NATIONAL ASSOCIATION
INDENTURE TRUSTEE:
                                        By:/s/ Kyle Harcourt
                                           -------------------------------------
                                           Name:  Kyle Harcourt
                                           Title: Vice President


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:                    LYON FINANCIAL SERVICES, INC.

                                        By: /s/ Joseph Andries
                                            ------------------------------------
                                            Name:  Joseph Andries
                                            Title: Senior Vice President


THE PAYING AGENT:                       U.S. BANK NATIONAL ASSOCTIATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




THE INITIAL NOTE HOLDER:                CITIGROUP GLOBAL MARKETS REALTY CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

THE BACKUP SERVICER:                    LYON FINANCIAL SERVICES, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


THE PAYING AGENT:                       U.S. BANK NATIONAL ASSOCTIATION

                                        By: /s/ Kyle Harcourt
                                            ------------------------------------
                                            Name:  Kyle Harcourt
                                            Title: Vice President




THE INITIAL NOTE HOLDER:                CITIGROUP GLOBAL MARKETS REALTY CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

THE BACKUP SERVICER:                    LYON FINANCIAL SERVICES, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


THE PAYING AGENT:                       U.S. BANK NATIONAL ASSOCTIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



THE INITIAL NOTE HOLDER:                CITIGROUP GLOBAL MARKETS REALTY CORP.


                                        By: /s/ John Pawlowski
                                            ------------------------------------
                                            Name:  John Pawlowski
                                            Title: Authorized Signer